SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013

XUMANII, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169280	90-09582397
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

PO Box 309, Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands
(Address of principal executive offices)
305-600-0732
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Xumanii, Inc.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On May 2, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into an exclusive license agreement with Alexandre Frigon. The Agreement provides for the exclusive worldwide rights to use, exploit, modify and improve the source code, any patent applications pending or other intellectual property. The term of the license agreement is for twenty five years with the option to renew for another twenty five years. The consideration for the license is $10,000 per annum through the life of the agreement. It should be noted that this is a related party transaction.

On May 10, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into an Employment Agreement with Kimberly Allen. The term of the Agreement is for two years.

On May 10, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into an Live

Broadcast Agreement with Re-Up Gang Records LLC and Terrence Thornton also known as "Pusha-T". The term of the Agreement is for one year provides for 4 Live Broadcast Concerts, with the first concert occurring on May 14, 2013. The compensation for this agreement is $20,000 or $5,000 per Concert in advance.

This Agreement contains customary representations and warranties of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

On May 13, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into a Consulting Agreement with John E. Johnson II also known as "John Monopoly". The Agreement provides for the Consultant to negotiate Live Broadcast Events with Performing Artists, Management, Record Labels, Festivals and other entities within the Entertainment Industry. The term of the agreement is for two years.

This Agreement contains customary representations and warranties of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability

On May 14, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into an Live

Broadcast Agreement with Aliaune Thiam, also known as "AKON" The term of the Agreement is for one Live Broadcast Concert from the Mahalia Resort in Punta Cana Dominican Republic,  with the concert occurring on May 25, 2013. The compensation for this agreement is $100,000 plus 4,000,000 Shares of Xumanii Common Stock.

This Agreement contains customary representations and warranties of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

The above descriptions of the Agreements is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreements, the references made to the Agreement, which is filed hereto as Exhibit 10.1 through Exhibit 10.5 are incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.

Description of Exhibit

10.1

                   Intellectual Property License Agreement Dated May 2, 2013.

10.2

                   Employment Agreement Dated May 10, 2013.

10.3

                   Live Performance Agreement PUSHA-T Dated May 10, 2013.

10.4

                   Consulting Agreement Dated May 13, 2013.

10.5

                   Live Performance Agreement AKON Dated May 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 17, 2013

Xumanii, Inc.

By:   /s/ Alexandre Frigon

Name: Alexandre Frigon

Title:   President and Chief Executive Officer